UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026 (July 20, 2026)

Niki BioSolutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38764	42-3265309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Village Boulevard, Suite 200, Princeton, NJ 08540
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: 609-951-2222

Aptorum Group Limited

17 Hanover Square

London W1S 1BN, United Kingdom

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NIKI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2026 (the “Original Form 8-K”), on that same day (the “Closing Date”), after obtaining the requisite shareholder approval and satisfying the closing conditions, Niki BioSolutions, Inc. (formerly known as Aptorum Group Limited) (the “Company”) consummated its previously announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger on July 14, 2025, (the “Merger Agreement”), between Aptorum and DiamiR Biosciences Corp., a Delaware corporation (“DiamiR”), pursuant to which, among other matters, Aptorum was to form a direct, wholly owned subsidiary in the state of Delaware (“Merger Sub”).

This Amendment to the Original Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the financial statements required by Item 9.01(a), which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of DiamiR, which comprise the balance sheets as of May 31, 2026 and 2025, the related statements of operations, stockholders’ deficit, and cash flows for the years then ended, and the related notes to the audited financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined (i) balance sheet as of June 30, 2026 and (ii) income statements for the six months ended June 30, 2026 and the year ended December 31, 2025, and (iii) the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits

This Form 8-K is hereby incorporated by reference into the registration statements of the Company on Form S-8 (Registration Number 333-281028) and Form F-3 (Registration Number 333-292793) and into each prospectus outstanding under the foregoing registration statements, to the extent not superseded by documents or reports subsequently filed or furnished by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Exhibit No.	Description
23.1	Consent of CBIZ CPAs P.C.
99.1	Audited financial statements of DiamiR as of May 31, 2026 and 2025 and for the years then ended.
99.2	Unaudited pro forma condensed combined financial statements and the related notes thereto
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2026

NIKI BIOSOLUTIONS, INC.

By:	/s/ Ian Huen
Ian Huen
Chief Executive Officer

2